Exhibit 10.8

LINE OF CREDIT AGREEMENT (the “Agreement”) made this 2nd day of July, 2007 by and between First Capital Business Development, LLC, a Nevada limited liability company with an office at 16293 East Dorado Place, Centennial, CO 80015 (The “Lender”), and IPtimize, Inc., a Minnesota corporation located at 2135 S. Cherry Street, Suite 200, Denver, Colorado 80222 (the “Company”). The Lender and the Company are sometimes hereinafter individually referred to as a “Party” or collectively as the “Parties”.

W I T N E S S E T H:

          WHEREAS, as of the date of this Agreement, and as evidence by the annexed unaudited balance sheet of the Company at March 31, 2007 annexed hereto as Exhibit “A” and hereby incorporated herein by reference, the Company is insolvent in that its liabilities exceed its assets, and the Company is unable to meet its obligations as they become due; and

          WHEREAS, the Lender has previously advanced the sum of $30,000 to the Company; and

          WHEREAS, the Company is seeking an additional $300,000 in working capital financing to sustain operations and develop its business model for a total of $330,000 (the “Financing”) and

          WHEREAS, the Lender is willing to provide the Financing to the Company on the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby incorporate the foregoing recitals into this Agreement by reference and agree as follows:

          1.     THE FINANCING

          The Financing shall be comprised of the following:

               1.1     The $330,000 Secured Promissory Note. Simultaneously with the execution of this Agreement, the Company shall execute and deliver to the Company the form of 90 day, secured promissory note annexed hereto as Exhibit “A” and hereby incorporated herein by reference (the “Note”). The Note, which shall be in the principal amount of $330,000 with interest at the rate of 11.45% per annum payable monthly commencing on August 2, 2007 (the “Due Date”), shall be secured by a first lien and security interest in all of the un-pledged and unencumbered tangible and intangible assets of the Company (the “Collateral”);

               1.2     $330,000 Line of Credit. Prior to the date of this Agreement the Lender has advanced the sum of $30,000 to the Company, and simultaneously with the execution of this Agreement, the Company shall make an additional $300,000, 90 day line of credit available to the Company to be utilized solely to fund the Company’s day to day operation pending the closing of the Company’s presently proposed $4,000,000 Pre-Pipe Private Financing (the “Pre-Pipe Financing”) bringing the total to an aggregate of $330,000 (the “Line of Credit”);

               1.3     Sale of Shares. Simultaneously with the execution of this Agreement, and in consideration for making the Facility available to the Company, the receipt and adequacy of which is hereby acknowledged and accepted by the Company, the Company shall cause the original issuance and delivery to the Lender of a certificate or certificates representing an aggregate of 600,000 shares of the Company’s Common Stock, no par value per share (the “Lender’s Shares”). The Company shall cause the Lender’s Shares to be delivered to the Lender on or before August 31, 2007 in two certificates, one by 60,000 Lender’s Shares and one by 540,000 Lender’s Shares. In addition, the Company covenants and agrees to comply with any and all transfer requests of the Lender’s Shares by the Lender by issuing transferred certificates within ten days from the receipt of a written request for transfer.

               1.4     Closing. The closing of the Financing shall take place via facsimile followed by hard copy delivered by facsimile or mail as soon as practicable following the due execution and delivery of this Agreement, the Note and the Lender’s delivery of the first Advances (as that term is defined in Section 2 below) to the Company via federal wire transfer or such other manner as shall be mutually agreed upon between the Lender and the Company (the “Closing”). The day on which the Closing shall take place is hereinafter referred top as the “Closing Date”

2.     ADVANCES UNDER THE FINANCING.

In order for the Company to receive draw downs against the Financing (“Advances”), the conditions set forth below must have been satisfied at the expense of the Company, as determined by the Lender in its sole and absolute discretion, and the Lender shall have no obligation to make any Advance under this Agreement until the following conditions have been met:

               2.1     Delivery of Executed Documents. The Company shall have delivered to the Lender, in form and substance satisfactory to the Lender: (i) this Agreement; (ii) the Note; (iii) a certified copy of resolutions of the Company’ Board of Directors authorizing the Company to execute, deliver, honor and perform the Agreement together with the name of the executive officer of the Company authorized to sign the Agreement; and (iv) such other documents, instruments, financing statements, certificates and agreements as the Lender may reasonably request;

               2.2.     No Adverse Change. No material adverse change shall have occurred in the business or financial condition of the Company since the date of the latest financial statements given to the Lender by on behalf of the Company;

               2.3.     Representations and Warranties. Each of the warranties and representations made by the Company in the Agreement shall be true and correct as of the date of each Advance; and

               2.4.     Performance of Agreements, Etc. The Company shall have kept and performed the various covenants, obligations and agreements on its part to be kept and performed under the Agreement and no Event of Default, or act or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder shall have occurred and be continuing.

               2.5     Maximum Amount. The Lender’s aggregate commitment to fund Advances shall be limited to the Maximum Amount. For avoidance of doubt, in no circumstance shall the Lender have any obligation or liability to advance or provide funds in excess of the Maximum Amount.

3.     REQUESTS FOR ADVANCES.

Advances may be made by the Lender at the request of the Company’s President, who is authorized to request Advances and direct disposition of any such Advances until written notice of the revocation of such authority is received from the Lender. Each request by the Company for an Advance shall constitute a reaffirmation, as of the date of such request, of all of the representations and warranties of the Company contained in this Agreement.

               3.1     Requests for Advances. At least three (3) and not more than five (5) business days prior to the requested delivery date, the Company shall deliver to the Lender a written request for an Advance (a “Request for Advance”). The Request for Advance shall indicate the Dollar amount of the requested Advance, the date the same is requested by the Company and the reason or reasons therefore including a description of the use thereof by the Company. Provided that no event having occurred to the actual knowledge of the Company which, with or without notice or lapse of time, would constitute an Event of Default by the Company (as that term is hereinafter defined in Section 7), the Request for Advance shall be fulfilled by the Lender as soon as practicable in accordance with and as directed by the Company.

               3.2     No Waiver. No Advance shall constitute a waiver of any of the conditions to any further Advances nor, in the event the Company is unable to satisfy any such condition, shall any such Advance have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default (as hereinafter defined).

4.     INTERCREDITOR AGREEMENTS.

               4.1.     Appointment of Agent. The Company hereby irrevocably constitutes and appoints Gary G. Graham, acting alone, as sole and exclusive agent (subject to the further definition below, the “Agent”) for the Company, with full power of substitution, as attorney-in-fact and agent of the Company, to give and receive notices, consents and any other information required by this Agreement, accept payments, file claims and proofs of claims in any information required by this Agreement, accept payments, file claims and proofs of claims in any statutory or non-statutory proceeding and take such other action in the name of the Company as the Agent may deem necessary or advisable for the enforcement or administration of the provisions of this Agreement, and the Company hereby agrees to execute and deliver such other powers of attorney, assignment or proofs of claims or other instruments as may be reasonably requested and prepared by the Agent in order to enable the Agent to enforce any and all claims upon or in respect of the Agreement and to collect and receive any and all payments or distributions which may be payable or deliverable at any time in respect to the Agreement. The Company may rely solely upon, and may deal exclusively with the Agent in connection with this Agreement, unless the Company’s involvement or appearance is required in a legal or arbitration proceeding to enforce or defend against the Company’s, the Agent’s or the Lender rights. In the event Gary J. Graham is no longer serving as Agent, due to death, disability, or otherwise, a new Agent or agents shall be designated by the Lender.

               4.2.     Interest in the Collateral. The Lender hereby agrees that its interests in the Collateral shall be of equal priority with that of the other creditors of the Company, shall be secured on a pari-passu basis, and shall be proportionate to the outstanding balance of the Company’s obligations to the Lender under the Financing at the time the Advances thereunder are payable. The Company undertakes to provide the Lender with timely notice of and a full accounting for any action taken hereunder.

               4.3.     Sole Authority. The Lender shall take no action to enforce its rights against the Company except through the Agent. Subject to any other agreement between Agent and the Lender, upon and after an Event of Default, the Agent shall take action to accelerate the amounts outstanding and take such other action as he may deem appropriate to enforce the rights of the Lender upon the demand of the Lender.

          5.     REPRESENTATIONS AND WARRANTIES OF THE LENDER

The Lender hereby represents and warrants to the Company as follows:

               5.1     Valid Existence. The Lender is a limited liability company duly organized, validly existing and in good standing under the laws of the Sate of Colorado with power and authority to conduct its business as presently contemplated;

               5.2     Legal Action, No Violation. The Lender has taken all legal action necessary to authorize, execute and implement this Agreement and transactions contemplated hereby. When executed and delivered to the Company, this Agreement will be a binding obligation of the Lender enforceable in accordance with its terms;

               5.3     Access to Records. The Lender and its representatives have had an opportunity to examine and make copies of such books and records of the Company and to ask questions of the Company and its executive officers and directors as the Company deems necessary to satisfy the Lender’s due diligence obligations with respect to the value of the Company Shares;

                    5.4     Investment Intent.      The Lender acknowledges, accepts and understands that: (i) the Lender’s Shares will be “restricted securities” as that term is defined under the Securities Act of 1933, as amended (the “Act”); (ii) the Company will be acquiring the Lender’s Shares solely for the Lender’s own account, for investment purposes and without a view towards the resale or distribution thereof; (iii) the Lender will hold the Lender’s Shares for the applicable holding period proscribed by Rule 144 under the Act; (iv) any sale of the Lender’s Shares will be accomplished only in accordance with the Act or the rules and regulations of the Securities and Exchange Commission adopted thereunder; (v) all certificates representing the Lender’s Shares will bear an standard form of investment legend; and (vi) the Lender’s Shares will be the subject of a standard form of stop transfer order on the books and records of the Company and/or its transfer agent; and

                    5.6     Investment Risks.     The Lender has reviewed the Company’s financial and legal status and the risks associated and attendant upon the Financing including the fact that the Company is insolvent in that its liabilities exceed its assets and its inability to meet its obligations as they become due.

          6.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Lender as follows:

                    6.1     Valid Existence. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Sate of Minnesota with power and authority to conduct its business as presently contemplated;

                    6.2     Legal Action, No Violation. The Company has taken all legal action necessary to authorize, execute and implement this Agreement and transactions contemplated hereby. When executed and delivered to the Company, this Agreement will be a binding obligation of the Company enforceable in accordance with its terms;

                    6.3     Due and Valid Issuance. Upon delivery, the Lender’s Shares will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof;

                    6.4     Capitalization. As of the date of this Agreement: (i) the Company’s capitalization consists of 100,000,000 shares, comprised of 70,000,000 shares of Common Stock, no par value per share (the “Common Stock”), and 30,000,000 shares of Preferred Stock, no par value per share (the “Preferred Stock”); (ii) 33,909,056 Common Shares are issued and outstanding; (iii) 400,000 shares of Series B Preferred Stock are issued and outstanding; 1,316,736 shares of Series A Preferred Stock are issued and outstanding; (iv) 3,420,914 Common Stock Purchase Warrants are issued and outstanding. Accordingly, and as of the date of this Agreement, the Company’s fully diluted issued and outstanding capitalization is comprised of 39,046,706; and

                    6.5     Certificate Issuances. The Company shall cause the original issuance of the Lender’s Shares in the denominations set forth herein on or before August 31, 2007 and shall comply with any and all requests by the Lender to transfer the Lender’s Shares within ten days from the receipt of written request from the Lender. The failure of the Company to comply with this covenant shall be a material breach of this Agreement.

          7.       DEFAULT: RIGHTS AND REMEDIES ON DEFAULT

                    7.1     Events of Default. The occurrence of any of the following events shall be an event of default under this Agreement (“Events of Default”):

                              A.     The material breach of any representation, warranty or covenant of the Company contained in this Agreement not cured within fifteen (15) days of written notice of such breach;

                              B.     If the Company: (i) files a petition in bankruptcy or a petition to take advantage of any insolvency act or other act for the relief or aid of debtors; (ii) makes an assignment for the benefit of its creditors; (iii) consents to or acquiesces in the appointment of a receiver, liquidator or trustee of itself or of the whole or any part of its properties and assets; (iv) files a petition or answer seeking for itself reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law; (v) on a petition in bankruptcy filed against it, is adjudicated a bankrupt; or (vi) is served with a three-day (3) notice to quit any of its leasehold premises, which notice is not discharged or contested in good faith by appropriate proceedings prior to the initiation of an unlawful suit against the Company;

                              C.     If a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of acquiescence of the Company, as a receiver, liquidator or trustee of the Company, or of the whole or any substantial part of its properties and assets, or approving a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and such order judgment or decree shall remain un-vacated or not set aside or un-stayed for an aggregate of thirty (30) days, whether or not consecutive, from the date of the entry thereto; or if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or the whole or any substantial part of its operations and assets and such custody and control shall remain un-terminated or un-stayed for an aggregate of thirty (30) days, whether or not consecutive, from the date of assumption of such custody or control.

                    7.2     Due and Payable. Upon the occurrences of any such Event of Default, the Lender at its option and exercised by written notice to the Company, shall deem the principal under this Agreement, together with the interest and charges accrued thereon, become immediately due and payable. The Lender may exercise any or all of the rights and remedies granted under the provisions of the Uniform Commercial Code of the State of Colorado (as now or hereafter in effect). Any proceeds realized from the disposition of the assets of the Company under bankruptcy or liquidation provisions, shall: (i) first be applied to the payment of any wages due to any employees of the Company, pursuant to Colorado Department of Labor statutes; (ii) then to any secured indebtedness of the Company; (iii) then to any expenses incurred by the Lender in connection with the disposition; and (iv) the balance shall be applied to the payment of the Line of Credit; (v) then to any trade or vendor indebtedness; (vi) thereafter to any other indebtedness and the equity shareholders of the Company. Any surplus proceeds shall be an asset of the Company. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then Company shall be liable for the deficiency.

                    7.3     Other Remedies. The rights, powers and remedies granted to the Lender pursuant to the provisions of this Agreement shall be in addition to all the rights, powers and remedies granted to the Lender under any statute or rule of law. Any forbearance, failure or delay by order, exercising any right, power or remedy under this Agreement shall not be deemed to be waiver of such right, power or remedy. Any single or partial exercise (if any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Lender under this Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by any instrument executed by the Lender.

                    7.4     Waiver. The Company for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection, and consents that the Lender may extend the time for payment or otherwise modify the terms of payment or any part or the whole of the Line of Credit. To the fullest extent permitted by law, the Company waives the statute of limitations in any action brought by the Lender in connection with this Agreement and the right to a trial by jury.

          8.       TERM AND TERMINATION

                    8.1  Term.     This Agreement shall commence upon its execution and remain in full force and effect until the Due Date of the Note.

                    8.2.  Termination.   This Agreement may be terminated:

                                         A. At any time prior to the Closing by mutual agreement in writing of the Lender and the Company;

                                         B. At any time after July 9, 2007, by either Party if the Closing has not previously taken place.

                    8.3  Effect of Termination. In the event of the termination of this Agreement pursuant to Section 4.1, this Agreement shall thereafter become void and have no effect, and no Party hereto shall have any liability to the other Parties hereto in respect thereof, except that nothing herein will relieve any Party from liability for any default or breach of any of its representations, warranties, covenants or agreements contained in this Agreement prior to such termination.

          9.       CONDITIONS PRECEDENT TO THE CLOSING

                    9.1     Conditions to Obligation of the Lender. The obligation of the Lender to consummate the Financing at the Closing is subject to satisfaction of the all of the conditions precedent to closing set forth below, unless the Lender waives any condition specified in this Section 5.1 or otherwise specified herein by executing a writing so stating at or prior to the Closing:

                              A.     The representations and warranties of the Company set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing;

                              B.     The Company shall have entered into and fulfilled all of its duties and obligations under the:

                                        1.)     The Note; and

                                        2.)      The Agreement;

                              C.     The Company shall have caused this Agreement to be ratified by its Board of Directors; and

                              D.     The Company shall have caused the timely original issuance of the Lender’s Shares.

                    9.2     Conditions to Obligation of the Company. The obligation of the Company to consummate the Financing at the Closing is subject to satisfaction of the all of the conditions precedent to closing set forth below, unless the Company waives any condition specified in this Section 5.1 or otherwise specified herein by executing a writing so stating at or prior to the Closing:

                              A.     The Company shall have received the Financing proceeds; and

                              B.     The representations and warranties of the Lender set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing.

          10.     MISCELLANEOUS

                    10.1     Expenses. Regardless of whether or not the transaction contemplated herein is consummated, the Company shall promptly pay and be responsible for all costs, fees and expenses incurred by them in connection with this Agreement and the transaction contemplated hereby.

                    10.2     Amendment and Assignment. This Agreement may not be amended or assigned except by an instrument in writing signed on behalf of each of the Parties hereto.

                    10.3     Waiver. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty or representation contained herein.

                    10.4     Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the respective successors and assigns of the Parties.

                    10.5     Entire Agreement. Each Party hereby covenants that this Agreement is intended to and does contain and embody all of the understandings and agreements, both written or oral, of the Parties with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, expressed or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated or affected. There are no representations, warranties or covenants other than those set forth in this Agreement.

                    10.6     Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Colorado irrespective of the place of domicile or residence of any Party.

                    10.7     Originals. This Agreement may be executed in counterparts each of which when so executed shall be deemed an original and constitute one and the same agreement.

                    10.8     Addresses of the Parties. Each Party shall at all times keep the other Party informed of its residence or principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address for that Party.

                    10.9.     Notices. Unless otherwise specifically provided for elsewhere in this Agreement, any notices and other communications required to be given pursuant to this Agreement shall be in writing and shall be effective when delivered by hand or upon receipt if sent by mail (registered or certified mail, postage prepared, return receipt requested) or overnight package delivery service or upon transmission if sent by telex or facsimile (with request for confirmation of receipt in a manner customary for communications of such respective type), except that if notice is received by telex or facsimile after 5:00 P.M. local time on a business day at the place of receipt, it shall be effective as of the following business day.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement on the date first written above.

First Capital Business Development, LLC

By:

/s/ Gary J. Graham Gary J. Graham, Manager

IPtimize, Inc.

By:

Clinton J. Wilson, President

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EXHIBIT “A”

July 2, 2007	$330,000

FOR VALUE RECEIVED, IPtimize, Inc., a Minnesota corporation located at 2135 S. Cherry Street, Suite 200, Denver, Colorado 80222 (hereinafter referred to as the “Maker”) promises to pay to the order of First Capital Business Development, LLC, a Colorado limited liability company located at 16293 East Dorado Place, Centennial, Colorado, USA, 80015 (hereinafter referred to as the “Holder”), in lawful money of the United States, the principal sum of Three Hundred Thirty Thousand and 00/100 ($330,000) Dollars in a single payment on the Due Date (as hereinafter defined) together with: (i) interest on the unpaid principal amount at the rate of 11.45% percent per annum; (ii) a $1,500 loan initiation fee and such other similar fees and bank charges incurred by the Lender prior to repayment; and (iii) additional interest above the aforesaid 11.45% incurred by the Lender prior to repayment (collectively the “Credit Facility Amount”). The full Credit Facility Amount shall be due and payable at the offices of the Holder 90 days following the execution of this Note (the “Due Date”).

          1.          Prepayment. The Maker shall have the right, without penalty, to prepay the Credit Facility Amount due hereunder at any time in whole or in part with interest to the date of prepayment provided that any prepayment of principal must be in increments of $100,000.

          2.          Collateral Security. As collateral security for the Maker’s repayment of the Credit Facility Amount to the Holder, the Maker hereby grants to the Holder and the Holder hereby accepts, a continuing first lien and security interest (the “First Lien”) in any and all of the un-pledged or encumbered tangible and intangible assets of the Maker including but not limited to the Maker’s intellectual property (collectively the “Assets”).

          3.          Security Documents and Fees. Simultaneously with the execution and delivery of this Note, the Maker shall execute and deliver to the Holder a UCC-1 financing statement evidencing the Holder’s security interest in the Assets. In addition, the Maker hereby specifically agrees and consents that a photocopy or other reproduction of this Note shall be deemed to be the legal equivalent of a financing statement and may be filed with any county clerk as evidence of the Holder’s security interest in the Assets.

          4.          Events of Default. The Events of Default enumerated in Section 7 of an Line of Credit Agreement of even date herewith between the Maker and the Holder to which this Note is attached as an exhibit (the “Agreement”) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, the Maker shall be deemed to have defaulted under this Note and the Holder may, on 24 hours prior written notice, accelerate all payments due under this Note and take any and all legal action as may be available to foreclose upon and take possession of the unencumbered assets of the Maker.

          5.          Waiver of Presentment, Etc. Maker hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note. The rights and remedies of Holder shall be deemed cumulative and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action or recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of Holder.

          6.          Notices. Any notice required or contemplated by this Note shall be deemed sufficiently given when delivered in person or sent by registered or certified mail or priority overnight package delivery service to the principal office of the Party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail or personal delivery, or on the next business day, in the case of priority overnight package delivery service.

          7.          Non-Assignability. This Note may not be sold, assigned, pledged or hypothecated by the Maker without the written consent of the Holder, or transferred by the Holder without the consent of the Maker, neither which consents shall be unreasonably withheld.

          8.          Headings. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

IPtimize, Inc.

By:

Clinton J. Wilson, President